Vanguard Variable Insurance Fund International Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 29, 2016

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors” for the International Portfolio:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford. He has co-managed a portion of the Portfolio since December 2016.

Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Portfolio since 2009.

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Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors for the International Portfolio:

The managers primarily responsible for the day-to-day management of the

International Portfolio are:

James K. Anderson, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford. He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Portfolio since December 2016. Education: B.A., Trinity College, Oxford.

Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management since 1999, has managed assets for Schroders since 2001, and has managed a portion of the Portfolio since 2009. Education: B.Sc. from the University of Manchester.

CFA® is a registered trademark owned by CFA Institute.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 110A 122016

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 29, 2016

Important Changes to Vanguard Variable Insurance Fund International Portfolio

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” for Baillie Gifford Overseas Ltd. (Baillie Gifford) on page B-58 is revised as follows to indicate that Thomas Coutts co-manages a portion of Vanguard Variable Insurance Fund International Portfolio. All references to Kave Sigaroudinia are removed.

Thomas Coutts co-manages a portion of the International Portfolio; as of August 31, 2016, the Portfolio held assets of $2.3 billion. As of August 31, 2016, Mr. Coutts managed 4 other registered investment companies with total assets of $4.7 billion (advisory fee based on account performance for 1 of these accounts with total assets of $1.4 billion), 6 other pooled investment vehicles with total assets of $1.8 billion (advisory fees not based on account performance), and 34 other accounts with total assets of $13.2 billion (advisory fee based on account performance for 1 of these accounts with total assets of $118 million).

Within the same section, the following replaces similar text on page B-59:

3. Description of Compensation

Mr. Anderson and Mr. Coutts are partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64C 122016